QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

ASBURY AUTOMOTIVE GROUP

AUTOMOTIVE RETAILING

Ken Gilman

CEO

ASBURY
AUTOMOTIVE GROUP

AUTOMOTIVE RETAILING

Ken Gilman

CEO

Disclaimer

        This presentation contains certain forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, which are subject to known and unknown risks, uncertainties or other factors not under Asbury's control that may cause the actual results, performance or achievements of Asbury to be materially different from the results, performance or other expectations implied by these forward-looking statements. Some of these risks, uncertainties and other factors include those disclosed in Asbury's registration statement with the Securities and Exchange Commission.

Asbury : Leading Auto Retailer

ASBURY
AUTOMOTIVE GROUP

THOMASON
autogroup
plaza
NORTH POINT
AUTOGROUP
DAVID McDAVID
CROWN
AUTOMOTIVE COMPANY
That's
NALLEY
AUTOMOTIVE GROUP
COGGIN
COURTESY
AUTOGROUP
GRAY-DANIELS

3

Asbury: Leading Auto Retailer

        Founded in 1995

        4th Largest Auto Retailer

        $4.3 Billion Revenue in 2001

Investment Highlights

☐    Automotive retailing is a huge fragmented industry

☐    Diversified revenue streams

☐    Experienced and incentivized management

☐    Advantageous brand mix

☐    Regional concentration and strong branding of our platforms

☐    Growth through organic and acquisition opportunities

☐    Strong financial performance

Tremendous Growth Potential in Fragmented Industry

ASBURY AUTOMOTIVE GROUP

Industry Size
Market Share of Top 10 Companies
Industry Size ($ billion)
$1,200
1000
800
600
400
200
0
Market Share of Top 10 Companies (%)
100%
75
50
25
0
~$1,000
<10%
~$250
>75%
~$175
>40%
~$140
>20%
~$95
>45%
Auto Retailing
Discount Stores
Home Improvement
Office Supply
Consumer Electronics

5

Tremendous Growth Potential in Fragmented Industry

	Industry Size	Market Share of Top 10 Companies
	($ billions)
Auto Retailing	$1,000	10%
Discount Stores	$250	75%
Home Improvement	$175	40%
Office Supply	$140	20%
Consumer Electronics	$95	45%

Consistent Performance Through Economic Cycles

ASBURY AUTOMOTIVE GROUP

Pre-tax Margin (%)
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
Consumer Confidence Index
160
140
120
100
80
60
40
20
0
78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01
Consumer Confidence Index
Big 3
Average Dealerships

6

Consistent Performance Through Economic Cycles

	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
Big 3 Pre-Tax Margin	7.80%	4.50%	-4.95%	-1.65%	-0.41%	4.92%	8.81%	6.82%	5.33%	6.52%	6.70%	5.04%	-0.27%	-3.92%	-0.98%	3.59%	6.89%	5.58%	5.29%	6.03%	5.27%	6.38%	5.34%
Average Dealerships Pre-Tax Margin	1.96%	1.26%	0.61%	1.16%	1.30%	2.14%	2.18%	2.20%	2.16%	1.88%	1.71%	1.00%	1.00%	1.00%	1.39%	1.60%	1.80%	1.30%	1.53%	1.37%	1.70%	1.80%	1.60%
Consumer Confidence Index	106.0	91.9	73.8	77.4	59.0	85.7	102.3	100.0	94.7	102.6	115.2	116.8	91.5	68.5	61.6	65.9	90.6	100.0	104.6	125.4	131.7	135.3	139.0

Increasing Sales Volume Per Dealership

ASBURY AUTOMOTIVE GROUP

Franchised Dealerships
Franchised Units Sold
Number of Franchised Dealerships
Total Franchised Units Sold (millions)
25,000
24,500
24,000
23,500
23,000
22,500
22,000
21,500
21,000
20,500
20,000
30
29
28
27
26
25
24
23
22
21
20
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

7

Increasing Sales Volume Per Dealership

	Franchised Dealerships	Franchised Units Sold
1990	22.6	24.8
1991	21.2	24.2
1992	22.1	23.5
1993	23.8	23.0
1994	26.0	22.9
1995	26.2	22.8
1996	27.0	22.8
1997	27.1	22.7
1998	27.6	22.6
1999	29.2	22.4
2000	30.0	22.3
2001	30.5	22.2

Experienced and Incentivized Management

Ken Gilman
Chief Executive Officer

Tom Gilman
SVP,CFO

Bob Frank
SVP, Operations

9 Platform CEOs

Average of 27 Years Auto Retail Experience

Average of 22 Years In Local Market

Advantageous Brand Mix

Brand Mix Relative to Comparables
Asbury Automotive Group	56%
Public Comparables	43%
Industry Average	24%

Luxury/Mid-Line Omport (% of total franchises)

Luxury and Mid-Line Imports Gain Share

ASBURY AUTOMOTIVE GROUP

Change in Market Share, 1980 - 2001
20%
15%
10%
5%
0%
(5)%
(10)%
(15)%
(20)%
Luxury 5%
Mid-Line Import 4%
Mid-Line Domestic (13%)
Value 4%

10

Luxury and Mid-Line Imports Gain Share

Change in Market Share, (1980-2001)
Luxury	5%
Mid-Line Import	4%
Mid-Line Domestic	(13)%
Value	4%

Competitive Advantages

ASBURY AUTOMOTIVE GROUP

Large
Equity Ownership by Frontline Dealer Management*
Small
GPI
ABG
SAH
UAG
AN
LAD
Low
Percentage of Luxury/Mid-line Import Franchises**
High

* Company Estimate
** As of 12/31/01

11

Competitive Advantages

Large

Equity Ownership by Frontline Dealer Management*

Small

Low

Percentage of Luxury/Mid-Line Import Franchises**

High

*
Company Estimate

**
As of 12/31/01

Organic Growth Strategy

☐
Leverage best practices

☐
Focus on higher margin opportunities by selling additive products and services—Parts & Service and F&I

☐
Capitalize on mega trends

•
Favorable human and machine demographics mean that more cars will be sold and on the road

•
Luxury and mid-line imports are gaining share and we are well positioned

When a Brand Goes Soft: The DODGE Example

ASBURY AUTOMOTIVE GROUP

Dodge Division
Crown Dodge Store
% Change from 2000 to 2001
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-13.7%
1.0%
24.1%
51.3%
New Unit Sales
New Unit Sales
Used Unit Sales
Net Operating Profit of Store

13

When a Brand Goes Soft: The        [Dodge Logo]        Example

% Change from 2000 to 2001
New Unit Sales	-13.7%
New Unit Sales	1.0%
Used Unit Sales	24.1%
Net Operating Profit of Store	51.3%

The Asbury Acquisition Strategy

Platform Acquisitions

☐
ENTER NEW MARKETS

•
Economies of scale

•
Financial and operational leverage

•
Base for tuck-in acquisitions

☐
SELECTION CRITERIA

•
Highly capable platform management

•
Leading position in local market

•
Strong local brand name

•
Attractive growth markets

  •
  Luxury and mid-line import franchises

  •
  Geographic concentration (avoid orphans)

☐
SOURCED AT THE CORPORATE LEVEL

Advantageous Geographic Locations

ASBURY AUTOMOTIVE GROUP

Desirable Expansion States
Asbury

Targeting Criteria:
Under-Dealered States
5 Yr. Population Increase

Advantageous Geographic Locations

Desirable Expansion States

Asbury

Targeting Criteria: Under-Dealered States 5 Yr. Population Increase

The Asbury Acquisition Strategy

"Tuck-In" Acquisitions

☐
SOLIDIFY POSITIONS IN EXISTING MARKETS

•
Immediate and longer term cost synergies

•
Increase market position of existing platforms

•
Build sufficient mass to split off additional platforms

☐
SELECTION CRITERIA

•
Strengthen brand mix (luxury and mid-line imports)

•
Opportunities to improve profitability

•
Retention of dealership management not a determining factor

☐
SOURCED AT THE PLATFORM LEVEL

Acquisition Tuck-In Performance

ASBURY AUTOMOTIVE GROUP

Acquisition Revenues ($mm)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
6.2%
$1,389
$1,474
Acquisition Gross Profit ($mm)
$250
$200
$150
$100
$50
$0
14.1%
$184
$210
Parts & Service Gross Profit ($mm)
$70
$60
$50
$40
$30
$20
$10
$0
25.5%
$47
$59
F&I Per Vehicle Revenue
$600
$500
$400
$300
$200
$100
$0
21.5%
$411
$499
12 Months Prior to Acquisition
12 Months After Acquisition

17

Acquisition Tuck-In Performance

18 Tuck-Ins Representing 44 Franchises from 1999 to Date

	12 Months Prior to Acquisition	12 Months After Acquisition
Acquisition Revenues	$1,389	$1,474	6.2%
Parts & Service Gross Profit ($mm)	$47	$59	25.5%
Acquisition Gross Profit ($mm)	$184	$210	14.1%
F&I Per Vehicle Revenue	$411	$499	21.5%

ASBURY
AUTOMOTIVE GROUP

FINANCIAL PERFORMANCE

Strong Historical Revenue Growth

ASBURY
AUTOMOTIVE GROUP

Revenues ($bn)
$1.1
$3.0
$4.0
$4.3
1998
1999
2000
2001

19

Strong Historical Revenue Growth

Revenues ($bn)
1998	$1.1
1999	$3.0
2000	$4.0
2001	$4.3

Key Performance Drivers

100%
80
60
40
20
0
14%
86%
11%
3%
27%
59%
39%
35%
6%
20%
74%
26%
Revenue
Dealership Operating Income
New
Used
F&I
Parts & Service

20

Key Performance Drivers

Same Store Metrics

ASBURY AUTOMOTIVE GROUP

Same Store Revenue Growth*
%
6.0
5.0
4.0
3.0
2.0
1.0
0.0
(1.0)
(2.0)
0.8%
-0.5%
2000
2001
Same Store Gross Profit Growth*
%
6.0
5.0
4.0
3.0
2.0
1.0
0.0
(1.0)
(2.0)
2.7%
4.8%
2000
2001

* Excludes Fleet and Wholesale

21

Same Store Metrics

	Same Store Revenue Growth*	Same Store Gross Profit Growth*
2000	0.8%	2.7%
2001	-0.5%	4.8%

*
Excludes Fleet and Wholesale

Improving Profitability

ASBURY
AUTOMOTIVE GROUP

Gross Margin
14.3%
14.6%
14.8%
15.6%
1998
1999
2000
2001
Operating Margin (% of Revenues)
2.0%
2.7%
3.0%
3.1%
1998
1999
2000
2001

22

Improving Profitability

	Gross Margin	Operating Margin (% of Revenues)
1998	14.3%	2.0%
1999	14.6%	2.7%
2000	14.8%	3.0%
2001	15.6%	3.1%

Asbury Capitalization

ASBURY AUTOMOTIVE GROUP

($ in millions)	December 31, 2001 Pro Forma*
Mortgages	**$122**
Other Non-Floorplan Debt	**$368**
Total Non-Floorplan Debt	**$490**
Stockholders' Equity	**$407**
Total Capitalization	**$897**
Non-Floorplan Debt to Capitalization	**55%**

** Adjusted for acquisitions, divestitures and IPO*

23

Asbury Capitalization

December 31, 2001
($ in millions)
Mortgages	$122
Other Non-Floorplan Debt	$368

Total Non-Floorplan Debt	$490
Stockholders' Equity	$407
Total Capitalization	$897
Non-Floorplan Debt to Capitalization	55%

* Adjusted for acquisitions, divestitures and IPO

Financial Performance Targets

5-Year Annual Targets
EPS Growth Rate	15%
F&I Per Vehicle Revenue Increase	2-4%
Same Store Parts and Service Sales Increase	2-4%
Acquisition Revenues	$300 - $500 million

QuickLinks

Disclaimer
Asbury: Leading Auto Retailer
Investment Highlights
Tremendous Growth Potential in Fragmented Industry
Consistent Performance Through Economic Cycles
Increasing Sales Volume Per Dealership
Experienced and Incentivized Management
Advantageous Brand Mix
Luxury and Mid-Line Imports Gain Share
Competitive Advantages
Organic Growth Strategy
When a Brand Goes Soft: The [Dodge Logo] Example
The Asbury Acquisition Strategy
Platform Acquisitions
Advantageous Geographic Locations
The Asbury Acquisition Strategy
"Tuck-In" Acquisitions
Acquisition Tuck-In Performance
Strong Historical Revenue Growth
Key Performance Drivers
Same Store Metrics
Improving Profitability
Asbury Capitalization
Financial Performance Targets